SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): April 24, 2003



                               EPIX Medical, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware               000-21863                       04-3030815
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(State or other              (Commission                (IRS Employer
jurisdiction of              File Number)               Identification No.)
incorporation)



                                71 Rogers Street
                         Cambridge, Massachusetts        02142
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (617) 250-6000


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Item 7.  Financial Statements and Exhibits.

(c) The following exhibits are furnished with this report:

Exhibit Number                      Description

99.1                                Press Release dated April 24, 2003.

Item 9.  Regulation FD Disclosure.

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

On April 24, 2003, the Registrant issued a press release to report its financial results for the quarter ended March 31, 2003. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached to this Form 8-K are being furnished under "Item 9. Regulation FD Disclosure" in satisfaction of the requirements of "Item 12. Disclosure of Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EPIX Medical, Inc.
                                  (Registrant)



Date: April 24, 2003              By: /s/ Peyton J. Marshall
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                                      Peyton J. Marshall
                                      Senior Vice-President,
                                      Finance and Administration,
                                      Chief Financial Officer



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